                                                                   Exhibit 10.15
                             STOCK OPTION AGREEMENT

                            (Incentive Stock Option)
                            ------------------------


         THIS AGREEMENT is made to be effective as of July 1, 1997 (the "GRANT DATE"), by and between Dominion Homes, Inc., an Ohio corporation (the "COMPANY"), and Richard R. Buechler (the "OPTIONEE").

                                   WITNESSETH:
                                   -----------

         WHEREAS, the Board of Directors of the COMPANY adopted its Incentive Stock Plan (the "PLAN") on February 28, 1994; and

         WHEREAS, the shareholders of the COMPANY, upon the recommendation of the COMPANY's Board of Directors, approved the PLAN on March 3, 1994; and

         WHEREAS, pursuant to the provisions of the PLAN, the Board of Directors of the COMPANY has appointed a committee (the "COMMITTEE") to administer the PLAN, and the COMMITTEE has determined that an option to acquire common shares, without par value, of the COMPANY (the "SHARES") should be granted to the OPTIONEE upon the terms and conditions set forth in this Agreement;

         NOW, THEREFORE, in consideration of the promises, the parties hereto make the following agreement, intending to be legally bound thereby:

         1. PLAN AS CONTROLLING. All terms and conditions of the PLAN, as it may be amended from time to time, applicable to options granted thereunder shall be deemed incorporated herein by reference. A copy of the PLAN as in effect on the date of this Agreement is attached hereto as Annex A. In the event of any provision in this Agreement conflicts with any term in the PLAN, the term in the PLAN shall be deemed controlling.

         2. GRANT OF OPTION. The COMPANY hereby grants to the OPTIONEE an option (the "OPTION") to purchase ten thousand (10,000) SHARES. The OPTION is intended to qualify as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended (the "CODE").

         3. TERMS AND CONDITIONS OF THE OPTION.

            (A) EXERCISE PRICE. The purchase price (the "EXERCISE PRICE") to be paid by the OPTIONEE to the COMPANY upon the exercise of the OPTION shall be $4.75 per SHARE, being 100% of the Fair Market Value (as that term is defined in the PLAN) of the SHARES on the GRANT DATE.

            (B) EXERCISE OF THE OPTION. The OPTIONEE may exercise the OPTION, from time to time and at any time, after the SHARES subject thereto have vested. Subject to the provisions of the PLAN and the other provisions of this Agreement, the OPTION shall remain exercisable as to the SHARES subject thereto which have vested until the date of expiration of the OPTION term. In accordance with the vesting schedule set forth below, twenty percent (20%) of the SHARES subject to the OPTION shall vest for the first time on July 1, 1998, and each July 1 of the subsequent four years:

                                Vesting Schedule
                                ----------------

    July 1, 1998             July 1, 1999            July 1, 2000            July 1, 2001          July 1, 2002
    20% Vested               40% Vested              60% Vested              80% Vested            100% Vested
    ----------               ----------              ----------              ----------            -----------

      Total                   Total                   Total                   Total                  Total
    Number of               Number of               Number of               Number of              Number of
  SHARES Vested            SHARES Vested           SHARES Vested           SHARES Vested          SHARES Vested
  -------------            -------------           -------------           -------------          --------------
      2,000                    2,000                   2,000                   2,000                  2,000

            The grant of this OPTION shall not confer upon the OPTIONEE any right to continue in the employment of the COMPANY or any subsidiary nor limit in any way the right of the COMPANY or a subsidiary to terminate the employment of the OPTIONEE at any time.

            (C) FULL VESTING UPON CHANGE IN CONTROL. Notwithstanding the foregoing, the OPTION shall fully vest with respect to all SHARES subject thereto upon the occurrence of a "Change in Control." For purposes of this Agreement, the term "Change in Control" shall mean the occurrence of any event which results in either: (a) Borror Realty Company's failing to own at least thirty percent (30%) of the combined voting power of the then outstanding voting securities of the COMPANY entitled to vote generally in the election of directors; or (b) both Donald Borror and Douglas Borror ceasing to be directors and officers of the COMPANY.

            (D) OPTION TERM. The OPTION shall in no event be exercisable after the expiration of ten (10) years from the GRANT DATE.

            (E) METHOD OF EXERCISE. The OPTION may be exercised by giving written notice of exercise to the COMMITTEE in care of the Treasurer of the COMPANY stating the number of SHARES subject to the OPTION in respect of which it is being exercised. The OPTIONEE shall be required, as a condition precedent to the OPTIONEE'S right to exercise the OPTION and at the OPTIONEE'S expense, to supply the COMMITTEE with such evidence, representations and agreements as the COMMITTEE may deem necessary or desirable to establish the OPTIONEE'S right to exercise the OPTION and the propriety


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

of the sale of the SHARES by reason of such exercise under the Securities Act of 1933, as amended from time to time (the "Securities Act"), and any other laws or requirements of any governmental authority. Without limiting the generality of the foregoing, the OPTION shall not be exercisable unless the sale of the SHARES by reason of such exercise has been registered under the Securities Act and all other applicable securities laws of any jurisdiction or unless such sale is exempt from such registration requirements.

         Payment of the EXERCISE PRICE for all such SHARES shall be made to the COMPANY at the time of the OPTION is exercised in such form as authorized by
Section 6(d) of the PLAN. After payment in full for the SHARES purchased under the OPTION has been made, the COMPANY shall take all such action as is necessary to deliver appropriate stock certificates evidencing the SHARES purchased upon the exercise of the OPTION as promptly thereafter as is reasonably practicable.

            (F) SATISFACTION OF TAXES AND TAX WITHHOLDING REQUIREMENTS. The COMPANY or a subsidiary shall be entitled and is authorized, if the COMMITTEE deems it necessary or desirable, to withhold (or secure payment from the OPTIONEE in lieu of withholding) as provided in Section 10(e) of the PLAN. The COMPANY may defer delivery of any SHARES pursuant to the exercise of the OPTION unless indemnified to its satisfaction in this regard.

      4.    ADJUSTMENTS AND CHANGES IN THE SHARES SUBJECT TO THE OPTION.

            (A) In the event that any dividend or other distribution (whether in the form of SHARES, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of SHARES or other securities of the COMPANY, issuance of warrants or other rights to purchase SHARES or other securities of the COMPANY, or other similar corporate transaction or event affects the SHARES such that an adjustment is necessary in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the PLAN to the OPTIONEE, then the COMMITTEE shall proportionately adjust either or both (as necessary) of: (i) the number of SHARES or other securities of the COMPANY (or number and kind of other securities or property) subject to the OPTION; and (ii) the EXERCISE PRICE with respect to the OPTION;

            (B) Notwithstanding the foregoing, any and all adjustments in connection with the OPTION shall comply in all respects with Sections 442 and 424 of the CODE, or any successor provision as in effect from time to time, and the rules and regulations promulgated thereunder as in effect from time to time.

      5.    NON-ASSIGNABILITY OF THE OPTION.



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


            (A) During the lifetime of the OPTIONEE, the OPTION shall not be assignable or transferable and may be exercised only by the OPTIONEE, or, if permissible under applicable law, by the OPTIONEE's guardian or legal representative or a transferee receiving the OPTION pursuant to a qualified domestic relations order ("QDRO"), as determined by the COMMITTEE.

            (B) The OPTION may not be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by the OPTIONEE otherwise than by will or the laws of descent and distribution or pursuant to a QDRO, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall ve void and unenforceable against the COMPANY or any subsidiary.

      6.    EXERCISE AFTER TERMINATION OF EMPLOYMENT

            (A) Except as otherwise provided in this Agreement or in the PLAN, the OPTION: (i) is exercisable only by the OPTIONEE; (ii) is exercisable only while the OPTIONEE is in the employment of the COMPANY or a subsidiary of the COMPANY and then only if the OPTION has become exercisable by its terms; and
(iii) if not exercisable by its terms at the time the OPTIONEE ceases to be in the employment of the Company and its subsidiaries, shall immediately expire on the date of termination of employment.

            (B) Except as otherwise provided in this Section 6, if the OPTION is exercisable by its terms at the time the OPTIONEE ceases to be in the employment of the COMPANY, by reason of retirement or otherwise, it must be exercised on or before the earlier of three months after the date of termination of employment or the fixed expiration date of the OPTION, after which period the OPTION shall expire.

            (C) In the event of the death of the OPTIONEE while in the employment of the COMPANY, the unexercised portion of the OPTION (to the extent then exercisable by its terms) shall be exercisable by his estate for a period ending on the earlier of the fixed expiration date of the OPTION or twelve months after the date of death, after which period the OPTION shall expire. For purposes hereof, the estate of the OPTIONEE shall be defined to include the legal representative thereof or any person who has acquired the right to exercise the OPTION by reason of the death of the OPTIONEE.

            (D) In the event of the termination of employment by reason of the "disability" of the OPTIONEE, the unexercised portion of the OPTION (to the extent then exercisable by its terms) shall be exercisable by the OPTIONEE for a period ending on the earlier of twelve months after the termination of employment or other fixed expiration date of the OPTION. For purposes hereof, "disability" shall have the same meaning as that set forth for that term in
Section 22(e)(3) of the CODE, or any successor provision as in effect from time to time.


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      7. RESTRICTIONS ON TRANSFERS OF SHARES. Anything contained in this
Agreement or elsewhere to the contrary notwithstanding, the OPTION may not be exercised if the COMMITTEE determines that the sale of SHARES upon exercise of the OPTION may violate the Securities Act or any other law or requirement of any governmental authority. An appropriate restrictive legend shall be placed on certificates representing SHARES acquired upon the exercise of the OPTION, unless the COMMITTEE determines, upon the advise of counsel to the COMPANY, that such legend is not required because of the existence of an effective registration statement registering the SHARES under the Securities Act or because all applicable federal and state legal requirements have been satisfied.

      8. NO RIGHTS OF THE OPTIONEE AS A SHAREHOLDER. The OPTIONEE shall have no rights as a shareholder of the COMPANY with respect to any SHARES covered by the OPTION until the date of issuance of a certificate to the OPTIONEE evidencing such SHARES.

      9. GOVERNING LAW. The rights and obligations of the OPTIONEE and the COMPANY under this Agreement shall be governed by and construed in accordance with the laws of the State of Ohio (without giving effect to the conflict of laws principles thereof) in all respects, including, without limitation, matters relating to the validity, construction, interpretation, administration, effect, enforcement, and remedies provisions of the PLAN and its rules and regulations, except to the extent preempted by applicable federal law.

      10. RIGHTS AND REMEDIES CUMULATIVE. All rights and remedies of the COMPANY and of the OPTIONEE enumerated in this Agreement shall be cumulative and, except as expressly provided otherwise in this Agreement, none shall exclude any other rights or remedies allowed by law or in equity, and each of said rights or remedies may be exercised and enforced concurrently.

      11. CAPTIONS. The captions contained in this Agreement are included only for convenience of reference and do not define, limit, explain or modify this Agreement or its interpretation, construction or meaning and are in no way to be construed as a part of this Agreement.

      12. SEVERABILITY. If any provision of this Agreement or the application of any provision hereof to any person or any circumstance shall be determined to be invalid or unenforceable, then such determination shall not affect any other provision of this Agreement or the application of said provision to any other person or circumstance, all of which other provisions shall remain in full force and effect, and it is the intention of each party to this Agreement that if any provision of this Agreement is susceptible of two or more constructions, one of which would render the provision enforceable and the other or others of which would render the provision unenforceable, then the provision shall have the meaning which renders it enforceable.

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      13. NUMBER AND GENDER. When used in this Agreement, the number and gender of each pronoun shall be construed to be such number and gender as the context, circumstances or its antecedent may require.

      14. AMENDMENT, ETC. OF OPTION. The COMMITTEE may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, the OPTION, prospectively or retroactively; provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would impair the rights of the OPTIONEE or any holder or beneficiary of the OPTION shall not to that extent be effective without the consent of the OPTIONEE, holder or beneficiary.

      15. ENTIRE AGREEMENT. This Agreement, including the PLAN as amended from time to time incorporated by reference herein, constitutes the entire agreement between the COMPANY and the OPTIONEE in respect of the subject matter of this Agreement, and this Agreement supersedes all prior and contemporaneous agreements between the parties hereto in connection with the subject matter of this Agreement. No change, termination or attempted waiver of any of the provisions of this Agreement shall be binding upon any party hereto unless contained in a writing signed by the party to be charged.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed to be effective as of the date first above written.

                                    COMPANY:

                                    DOMINION HOMES, INC.



                                    By:________________________________________


                                    Its:________________________________________



                                    OPTIONEE:



                                    ________________________________________

                                    Richard R. Buechler



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

                                     ANNEX A
                                     -------

                              DOMINION HOMES, INC.

                              INCENTIVE STOCK PLAN


      SECTION 1. PURPOSE. The purposes of the Dominion Homes, Inc. Incentive Stock Plan are to promote the interests of Dominion Homes, Inc. and its stockholders by: (i) attracting and retaining Employees and Eligible Directors;
(ii) motivating Employees and Eligible Directors by means of performance-related incentives to achieve longer-range performance goals; and (iii) enabling Employees and Eligible Directors to participate in the long-term growth and financial success of the Company.

      SECTION 2. DEFINITIONS. As used in the Plan, the following terms shall have the meanings set forth below:

      "Award" shall mean any Option, Restricted Stock Award or Performance Award but shall not include any Director Option.

      "Award Agreement" shall mean any written agreement, contract, or other instrument or document evidencing any Award, which may, but need not, be executed or acknowledged by a Participant.

      "Board" shall mean the Board of Directors of the Company.

      "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

      "Committee" shall mean a committee of the Board designated by the Board to Administer the Plan and composed of not less than the minimum number of persons from time to time required by Rule 16b-3, each of whom, to the extent necessary to comply with Rule 16b-3 only, is a "disinterested person" within the meaning of Rule 16b-3.

      "Company" shall mean Dominion Homes, Inc., together with any successor thereto.

      "Director Option" shall mean a "Non-Qualified Stock Option" granted to each Eligible Director pursuant to Section 6(e) without any action by the Board or the Committee.

      "Eligible Director" shall mean, on any date, a person who is serving as a member of the Board but shall not include a person who is or was an Employee of the Company or a subsidiary.

      "Employee" shall mean an employee of the Company.

      "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

      "Fair Market Value" shall mean the fair market value of the property or other item being valued, as determined by the Committee in its sole discretion, provided that the fair market value of Shares of Common Stock shall be determined by reference to the most recent closing price quotation, or, if none, the average of the bid and asked prices, as reported as of the most recent available date with respect to the sale of Common Stock on any quotation system approved by the National Association of Securities Dealers then reporting sales of Common Stock or on any national securities exchange on which the Common Stock is then listed.

      "Incentive Stock Option" shall mean a right to purchase Shares from the Company that is granted under Section 6 of the Plan and that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

      "Non-Qualified Stock Option" shall mean a right to purchase Shares from the Company that is granted under Section 6 of the Plan and that is not intended to be an Incentive Stock Option.

      "Option" shall mean an Incentive Stock Option or a Non-Qualified Stock Option but shall not include a Director Option.

      "Participant" shall mean any Employee selected by the Committee to receive an Award under the Plan.

      "Performance Award" shall mean any right granted under Section 8 of the Plan.

      "Person" shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, government or political subdivision thereof or other entity.

      "Plan" shall mean the Dominion Homes, Inc. Incentive Stock Plan.

      "Restricted Stock" shall mean any Share granted under Section 7 of the Plan.

      "Rule 16b-3" shall mean Rule 16b-3 as promulgated and interpreted by the SEC under the Exchange Act, or any successor rule or regulation thereto as in effect from time to time.

      "SEC" shall mean the Securities and Exchange Commission or any successor thereto and shall include the staff thereof.

      "Shares" shall mean common shares, without par value, of the Company, or such other securities of the Company as may be designated by the Committee from time to time.

      "Subsidiary" shall mean any corporation which, on the date of determination, qualifies as a subsidiary corporation of the Corporation under
Section 425(f) of the Code.

      "Substitute Awards" shall mean Awards granted in assumption of, or in substitution for, outstanding awards previously granted by a company acquired by the Company or with which the Company combines.

      "Ten Percent Shareholder" shall mean any shareholder who, at the time an Incentive Stock Option is granted to such shareholder, owns (within the meaning of Section 425(d) of the Code) more than ten percent of the voting power of all classes of shares of the Company or a subsidiary.

      SECTION 3. ADMINISTRATION.

      (a) The Plan shall be administered by the Committee. Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to an eligible Employee; (iii) determine the number of shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards or other property, or cancelled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances cash, Shares, other securities, other Awards, other property, and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Committee; (vii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (viii) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (ix) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Notwithstanding anything else contained in the Plan to the contrary, neither the Committee nor the Board shall have any discretion regarding whether an Eligible Director shall receive a Director Option pursuant to Section 6(e) or regarding the terms of any Director Option, including without limitation, the number of Shares subject to such Director Option or the exercise price per Share of such Director Option.

      (b) Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive, and binding upon all Persons, including the Company, any Subsidiary, any Participant, any holder or beneficiary of any Award, any shareholder and any Employee.

      SECTION 4. SHARES AVAILABLE FOR AWARDS.

      (a) SHARES AVAILABLE. Subject to adjustment as provided in Section 4(b), the number of Shares with respect to which Awards and Director Options may be granted under the Plan shall be 850,000. If, after the effective date of the Plan, any Shares covered by an Award or Director Option granted under the Plan, or to which such an Award or Director Option relates, are forfeited, or if an Award or Director Option otherwise terminates or is cancelled without the delivery of Shares, then the Shares covered by such Award or Director Option, or to which such Award or Director Option relates, or the number of Shares otherwise counted against the aggregate number of Shares with respect to which Awards and Director Options may be granted, to the extent of any such settlement, forfeiture, termination or cancellation, shall again be, or shall become, Shares with respect to which Awards and Director Options may be granted, to the extent permissible under Rule 16b-3. In the event that any Option, Director Option or other Award granted hereunder is exercised through the delivery of Shares, the number of Shares available for Awards under the Plan shall be increased by the number of Shares surrendered, to the extent permissible under Rule 16b-3.

      (b) ADJUSTMENTS. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is necessary in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall proportionately adjust any or all (as necessary) of: (i) the number of Shares or other securities of the Company (or number and kind of other securities or property) with respect to which Awards may be granted; (ii) the number of Shares or other securities of the Company (or number and kind of other securities or property) subject to outstanding Awards; and (iii) the grant or exercise price with respect to any Award, provided, in each case, that with respect to Awards of Incentive Stock Options no such adjustment shall be authorized to the extent that such authority would cause the Plan to violate
Section 422(b)(1) of the Code, as from time to time amended. If, pursuant to the preceding sentence, an adjustment is made to outstanding Options held by Participants, a corresponding adjustment shall be made to outstanding Director Options and if, pursuant to the preceding sentence, an adjustment is made to the number of Shares authorized for issuance under the Plan, a corresponding adjustment shall be made to the number of Shares subject to each Director Option thereafter granted pursuant to Section 6(e).

      (c) SOURCES OF SHARES. Any Shares delivered pursuant to an Award or Director Option may consist, in whole or in part, of authorized and unissued Shares or of treasury Shares.

      SECTION 5. ELIGIBILITY. Any Employee, including any officer or employee-director of the Company or any Subsidiary, who is not a member of the Committee shall be eligible to be designated a Participant, except that only Employees who are employees of the Company or a Subsidiary shall be eligible for the grant of nondiscretionary Director Options in accordance with, and only in accordance with, Section 6(e) hereof.

      SECTION 6. OPTIONS AND DIRECTOR OPTIONS.

      (a) GRANT. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Employees to whom Options shall be granted, the number of Shares to be covered by each Option, the exercise price therefor and the conditions and limitations applicable to the exercise of the Option. The Committee shall have the authority to grant Incentive Stock Options, or to grant Non-Qualified Stock Options, or to grant both types of options. In the case of Incentive Stock Options, the terms and conditions of such grants shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code, as from time to time amended, and any regulations implementing such statute, including, without limitation, the requirements of Code Section 422(d) which limit the aggregate fair market value of Shares for which Incentive Stock Options are exercisable for the first time to $100,000.00 per calendar year. Each provision of the Plan and of each written option agreement relating to an Option designated as an Incentive Stock Option shall be construed so that such Option qualifies as an Incentive Stock Option, and any provision that cannot be construed shall be disregarded.

      (b) EXERCISE PRICE. The Committee shall, in its sole discretion, establish the exercise price of an Option at the time the Option is granted. Notwithstanding the forgoing sentence and any other provision contained herein to the contrary, in the case of an Incentive Stock Option, the exercise price at the time such Incentive Stock Option is granted to any Employee who, at the time of such grant, is not a Ten Percent Shareholder, shall be not less than 100% of the per Share Fair Market Value on the date of grant and the exercise price at the time such Incentive Stock Option is granted to any Employee who, at the time of such grant, is a Ten Percent Shareholder, shall be not less than 110% of the per Share Fair market Value on the date of grant.

      (c) EXERCISE. Each Option shall be exercisable at such times and subject to such terms and conditions as the Committee may, in its sole discretion, specify in the applicable Award Agreement or thereafter; provided, in the case of an Incentive Stock Option, a Participant may not exercise such Incentive Stock Option after: (i) the date which is ten years (five years in the case of a Participant who is a Ten Percent Shareholder) after the date on which such Incentive Stock Option is granted; or (ii) the date which is three months (twelve months in the case of a Participant who becomes disabled, as defined in Section 22(e)(3) of the Code, or who dies) after the date on which he ceases to be an Employee of the Company or a Subsidiary. The Committee may impose such conditions with respect to the exercise of Options, including without limitation, any relating to the application of federal or state securities laws, as it may deem necessary or advisable. The Committee shall have the right to accelerate the exercisability of any Option or outstanding Option in its discretion.

      (d) PAYMENT. No Shares shall be delivered pursuant to any exercise of an Option until payment in full of the exercise price therefor is received by the Company. Such payment may be made in cash, or its equivalent, or, if and to the extent permitted by the Committee, by exchanging Shares owned by the optionee (which are not the subject of any pledge or other security interest), or by a combination of the foregoing, provided that the combined value of all cash and cash equivalents and the Fair Market Value of any such Shares so tendered to the Company as of the date of such tender is at least equal to such exercise price.

      (e) DIRECTOR OPTIONS. Notwithstanding anything else contained herein to the contrary, each Eligible Director shall receive, on the first business day after each annual meeting of stockholders of the Company, provided that the Eligible Director is serving as a member of the Board on such date, a grant of a Director Option to purchase 2,500 Shares at an exercise price per Share equal to the Fair Market Value on the date of grant. A Director Option shall be exercisable until the earlier to occur of the following two dates: (i) the tenth anniversary of the date of grant of such Director Option; or (ii) three months (twelve months in the case of an Eligible Director who becomes disabled, as defined in Section 22(e)(3) of the Code, or who dies) after the date the Eligible Director ceases to be a member of the Board, except that if the Eligible Director ceases to be a member of the Board after having been convicted of, or pled guilty or nolo contendere to, a felony, his Director Option shall be cancelled on the date he ceases to be a member of the Board. An Eligible Director may pay the exercise price of a Director Option in the manner described in Section 6(d).

      SECTION 7. RESTRICTED STOCK.

      (a) GRANT. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Employees to whom Shares of Restricted Stock shall be granted, the number of Shares of Restricted Stock to be granted to each Participant, the duration of the period during which, and the conditions under which, the Restricted Stock will vest and no longer be subject to forfeiture to the Company, and the other terms and conditions of such Awards. The Committee shall have the right to accelerate the vesting of any Restricted Stock or outstanding Restricted Stock in its discretion.

      (b) TRANSFER RESTRICTIONS. Until the lapse of applicable restrictions, Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered except as provided in the Plan or the applicable Award Agreements. Certificates issued in respect of Shares of Restricted Stock shall be registered in the name of the Participant and deposited by such Participant, together with a stock power endorsed in blank, with the Company. Upon the lapse of the restrictions applicable to such Shares of Restricted Stock, the Company shall deliver such certificates to the Participant or the Participant's legal representative.

      (c) PAYMENT OF DIVIDENDS. Dividends paid on any Shares of Restricted Stock may be paid directly to the Participant, or may be reinvested in additional Shares of Restricted Stock, as determined by the Committee in its sole discretion.

      SECTION 8. PERFORMANCE AWARDS.

      (a) GRANT. The Committee shall have sole and complete authority to determine the Employees who shall receive a Performance Award denominated in cash or Shares: (i) valued, as determined by the Committee, in accordance with the achievement of such performance goals during such performance periods as the Committee shall establish; and (ii) payable at such time and in such form as the Committee shall determine.

      (b) TERMS AND CONDITIONS. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award and the amount and kind of any payment or transfer to be made pursuant to any Performance Award.

      (c) PAYMENT OF PERFORMANCE AWARDS. Performance Awards may be paid in a lump sum or in installments following the close of the performance period or, in accordance with procedures established by the Committee, on a deferred basis.

      SECTION 9. AMENDMENT AND TERMINATION.

      (a) AMENDMENTS TO THE PLAN. The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided that no such amendment, alteration, suspension, discontinuation or termination shall be made without stockholder approval if such approval is necessary to comply with any tax or regulatory requirement, including for these purposes any approval requirement which is a prerequisite for exemptive relief from Section 16(b) of the Exchange Act for which or with which the Board deems it necessary or desirable to qualify or comply; and, provided further that no amendment may be made to Section 6(e) or any other provision of the Plan relating to Director Options within six months of the last date on which any such provision was amended, other than to comport with changes to the Code, the Employee Retirement

Income Security Act, or the rules thereunder. Notwithstanding anything to the contrary herein, the Committee may amend the Plan, subject to any shareholder approval required under Rule 16b-3, in such manner as may be necessary so as to have the Plan conform with local rules and regulations in any jurisdiction outside the United States.

      (b) AMENDMENTS TO AWARDS. The Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted, prospectively or retroactively; provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would impair the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary.

      (c) CANCELLATION. Any provision of this Plan or any Award Agreement to the contrary notwithstanding, the Committee may cause any Award granted hereunder to be cancelled in consideration of the granting to the holder of an alternative Award having a Fair market Value equal to the Fair Market Value of such cancelled Award.

      SECTION 10. GENERAL PROVISIONS.

      (a)    NONTRANSFERABILITY.

            (i) Each Award and each Director Option, and each right under any Award or any Director Option, shall be exercisable during the Participant's or the Eligible Director's lifetime only by the Participant or the Eligible Director or, if permissible under applicable law, by the Participant's or the Eligible Director's guardian or legal representative or a transferee receiving such Award pursuant to a qualified domestic relations order ("QDRO"), as determined by the Committee.

            (ii) No Award or Director Option that constitutes a "derivative security," for purposes of Section 16 of the Exchange Act, may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant or Eligible Director otherwise than by will or by the laws of descent and distribution or pursuant to a QDRO, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Subsidiary; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

      (b) NO RIGHTS TO AWARDS. No Employee, Participant or other Person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Employees, Participants, or holders or beneficiaries of Awards. The terms and conditions of Awards need not be the same with respect to each recipient.

      (c) SHARE CERTIFICATES. All certificates for Shares or other securities of the Company or any Subsidiary delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the SEC, any stock exchange or national securities association upon which such Shares or other securities are then listed, and any applicable federal or state laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

      (d) DELEGATION. Subject to the terms of the Plan and applicable law, the Committee may delegate to one or more officers or managers of the Company or any Subsidiary, or to a committee of such officers or managers, the authority, subject to such terms and limitations as the Committee shall determine, to grant Awards to, or to cancel, modify or waive rights with respect to, or to alter, discontinue, suspend, or terminate Awards held by, Employees who are not officers or directors of the Company for purposes of Section 16 of the Exchange Act, or any successor section thereto, or who are otherwise not subject to such Section.

      (e) WITHHOLDING. A Participant or Eligible Director may be required to pay to the Company or any Subsidiary and the Company or any Subsidiary shall have the right and is hereby authorized to withhold from any Award or Director Option, from any payment due or transfer made under any Award or any Director Option or under the Plan or from any compensation or other amount owing to a Participant or Eligible Director the amount of any applicable withholding taxes in respect of an Award or a Director Option, its exercise, or any payment or transfer under an Award, under a Director Option or under the Plan and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes. With respect to participants who are not subject to Section 16 of the Exchange Act, the withholding may be in the form of cash, Shares, other securities, other Awards or other property as the Committee may allow. With respect to Participants and Eligible Directors who are subject to Section 16 of the Exchange Act, the withholding shall be in cash or in any other property permitted by Rule 16b-3 as the Committee may allow. The Committee may provide for additional cash payments to holders of Awards to defray or offset any tax arising from the grant, vesting, exercise or payments of any Award.

      (f) AWARD AGREEMENTS. Each Award hereunder shall be evidenced by an Award Agreement which shall be delivered to the Participant and shall specify the terms and conditions of the Award and any rules applicable thereto, including but not limited to the effect on such Award of the death, retirement or other termination of employment of a Participant and the effect, if any, of a change in control of the Company.

      (g) NO LIMIT ON OTHER COMPENSATION ARRANGEMENTS. Nothing contained in the Plan shall prevent the Company or any Subsidiary from adopting or continuing in effect other compensation arrangements, which may, but need not, provide for the grant of Options, Restricted Stock, Shares and other types of Awards provided for hereunder (subject to stockholder approval if such approval is required), and such arrangements may be either generally applicable or applicable only in specific cases.

      (h) NO RIGHT TO EMPLOYMENT. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Subsidiary. Further, the Company or a Subsidiary may at any time dismiss a Participant from employment, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or any Award Agreement.

      (i) NO RIGHTS AS SHAREHOLDER. Subject to the provisions of the applicable Award, no Participant or holder or beneficiary of any Award shall have any rights as a shareholder with respect to any Shares to be distributed under the Plan until he or she has become the holder of such Shares. Notwithstanding the foregoing, in connection with each grant of Restricted Stock hereunder, the applicable Award shall specify if and to what extent the Participant shall not be entitled to the rights of a shareholder in respect of such Restricted Stock.

      (j) GOVERNING LAW. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan and any Award Agreement shall be determined in accordance with the laws of the State of Ohio.

      (k) SEVERABILITY. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

      (l) OTHER LAWS. The Committee may refuse to issue or transfer any Shares or other consideration under an Award if, acting in its sole discretion, it determines that the issuance or transfer of such Shares or such other consideration might violate any applicable law or regulation or entitle the Company to recover the same under Section 16(b) of the Exchange Act, and any payment tendered to the Company by a Participant, other holder or beneficiary in connection with the exercise of such Award shall be promptly refunded to the relevant Participant, holder or beneficiary. Without limiting the generality of the foregoing, no Award granted hereunder shall be construed as an offer to sell securities of the Company, and no such offer shall be outstanding, unless and until the

Committee in its sole discretion has determined that any such offer, if made, would be in compliance with all applicable requirements of the U.S. federal securities laws.

      (m) NO TRUST OR FUND CREATED. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Subsidiary and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Subsidiary pursuant to an Award, such rights shall be no greater than the right of any unsecured general creditor of the Company or any Subsidiary.

      (n) RULE 16B-3 COMPLIANCE. With respect to Persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable terms and conditions of Rule 16b-3 and any successor provisions. To the extent that any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

      (o) HEADINGS. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

      (p) NO IMPACT ON BENEFITS. Plan Awards shall not be treated as compensation for purposes of calculating an Employee's rights under any employee benefit plan.

      (q) INDEMNIFICATION. Each person who is or shall have been a member of the Committee or of the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be made a party or in which he may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him in settlement thereof, with the Company's approval, or paid by him in satisfaction of any judgment in any such action, suit, or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive and shall be independent of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or Regulations, by contract, as a matter of law, or otherwise.

      (r) Notwithstanding anything to the contrary contained in the Plan, no Participant shall, during any calendar year, receive Awards covering more than 50,000 Shares in the aggregate pursuant to such Awards.

      SECTION 11. TERM OF THE PLAN.

      (a) EFFECTIVE DATE. The Plan shall be effective as of the date of shareholder approval of the Plan.

      (b) EXPIRATION DATE. No Award shall be granted under the Plan after December 31, 2003. Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award granted hereunder may, and the authority of the Board or the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award or to waive any conditions or rights under any such Award shall, continue after December 31, 2003.